Exhibit 10.3
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1st AMENDMENT

TO THE

LICENSE AND COLLABORATION AGREEMENT

by and between

DAIICHI SANKYO COMPANY, LIMITED

and

ESPERION THERAPEUTICS, INC.

January 2, 2024

THIS 1st AMENDMENT to the LICENSE AND COLLABORATION AGREEMENT (this “Amendment”), entered into as of January 2, 2024 (the “Amendment Effective Date”), is entered into by and between Daiichi Sankyo Company, Limited, a company organized and existing under the laws of Japan (“DS”) and Esperion Therapeutics, Inc., a corporation organized and existing under the laws of the state of Delaware (“Esperion”). DS and Esperion are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Esperion and DS are parties to that certain License and Collaboration Agreement, dated and effective as of April 26, 2021 (the “LCA”), and that certain Manufacturing and Supply Agreement by and between DS and Esperion, dated and effective as of July 27, 2021 (the “DS Supply Agreement”);

WHEREAS, disputes and litigation arose between an Affiliate of DS, Daiichi Sankyo Europe GmbH (“DSE”), and Esperion as to their respective rights and obligations under certain agreements, which disputes and litigation were fully and finally resolved pursuant to that certain Confidential Settlement Agreement And Release, dated as of January 2, 2024 (“the Settlement Agreement”); and

WHEREAS, Section 2 of the Settlement Agreement requires the Parties to amend the LCA as provided herein.

NOW, THEREFORE, for good and valuable consideration, including the payments to be made by DSE to Esperion pursuant to the Settlement Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.Defined Terms. Except as defined herein, all capitalized terms used in this Amendment have the meaning set forth in the LCA.

2.LCA Amendments. The LCA is hereby amended as follows:

a.Definitions.

i.Section 1.31 (DS Domain Names), Section 1.34 (DS Know-How), Section 1.45 (Esperion Domain Names), and Section 1.81 (Licensed Products) are hereby deleted in their entirety and replaced with:

“DS Domain Names” means any unbranded domain name(s) (but not including domain name(s) containing INNs) mutually agreed to by the Parties in writing to be used or to be protected in connection with the Commercialization of the Licensed Products in the DS Territory.

“DS Know-How” means Know-How Controlled by DS or any of its Affiliates during the Term, that arises out of the performance of obligations or exercise of rights hereunder, and that is necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field, including the TC Products Data but excluding Joint Know-How.

“Esperion Domain Names” means any unbranded domain name(s) (but not including domain name(s) containing INNs) mutually agreed to by the Parties in writing to be used or to be protected in connection with the Commercialization of the Licensed Products in the DS Territory.

“Licensed Products” means (a) any pharmaceutical agent which includes Bempedoic Acid in any formulation, presentation and strength, including but not limited to the Licensed Product described in Schedule 1.81, and (b) any pharmaceutical agent that is a combination of Bempedoic Acid, Ezetimibe and a Statin, as its sole active ingredients, in any formulation, presentation and strength (a “Triple Combination Product” or “TC Product”).

ii.The following terms are added to Section 1 (Definitions):

“Business Day” means any day other than (a) Saturday or Sunday, (b) any other day on which national banks in Ann Arbor, Michigan are generally permitted or required to be closed, (c) any other day on which national banks in Japan are generally permitted or required to be closed, or (d) the thirteen (13) consecutive days beginning on December 24th and continuing through January 4th to the extent not already covered in (a), (b) or (c).

“DS Supply Agreement” has the meaning set forth in Section 5.1 (Licensed Products Other than TC Products).

“Esperion Assistance” has the meaning set forth in Section 2.1.1(b) (TC Products Development).

“Ezetimibe” means the azetidinone derivative having the chemical formula (1-(4-fluorophenyl)-(3R)-[3-(4-fluorophenyl)-(3S)-hydroxypropyl]-(4S)-(4-hydroxyphenyl)-2-azetidinone).

“Hourly Cost” means the Hourly Rate multiplied by the number of hours, or portion thereof, actually spent by Esperion’s employees in performing the assistance contemplated under Section 2.1.1(b) (TC Products Development).

“Hourly Rate” means, for the first [***] hours of work performed by Esperion employees, [***] U.S. dollars ($[***]) per hour, and after such first [***] hours of work, until such time as the Parties agree otherwise, [***] U.S. dollars ($[***]) per hour, subject to annual increases beginning on [***] to reflect percentage increase in the Consumer Price Index for the US City Average, calculated by the Bureau of Labor Statistics during the immediately preceding Calendar Year and similarly calculated year to year increases each subsequent Calendar Year.

“Launch” means, for a Licensed Product in the DS Territory, the anticipated date of the First Commercial Sale for such Licensed Product in the DS Territory as determined by DS or any of its Related Parties.

“Statin” means an HMG-CoA reductase inhibitor for the reduction of low-density lipoprotein (LDL) cholesterol.

“TC Products Data” has the meaning set forth in Section 12.1.2 (a) (Ownership).

“TC Products Development” has the meaning set forth in Section 2.1.1(a) (TC Products Development).

“Technology Transfer Agreement” has the meaning set forth in Section 5.1 (Licensed Products other than TC Products).

“Triple Combination Product” or “TC Product” has the meaning set forth in Section 1.81(b) (Licensed Products).

b.Development

i.The following is hereby added as a new Section 2.1.1 and current Sections 2.1.1 (Overview), 2.1.2 (Development in South Korea and Taiwan), 2.1.3 (Development Plans), 2.1.4 (Performance), 2.1.5 (Development Costs), and 2.1.6 (Records, Reports and Information Sharing) are renumbered as necessary:

2.1.1 TC Products Development.

(a) Subject to Section 2.1.1(b), DS shall be and remain solely responsible for and have sole decision-making right over, [***], all Development activities for any TC Product, including any Post- Approval Studies relating to such TC Product, in support of obtaining Regulatory Approval for and Commercializing such TC Product in the DS Territory (the “TC Products Development”). All TC Products Development shall be in DS’s sole discretion, and DS shall have no obligation to perform any TC Products Development.

(b) DS will have the right to request reasonable assistance from Esperion in connection with the performance of any activities constituting TC Products Development. Within [***] Business Days of any such request by DS, the Parties shall discuss in good faith and agree in writing the assistance to be provided by Esperion (including timelines and corresponding budget) (the “Esperion Assistance”). Promptly following the end of each [***], Esperion will issue to DS an invoice for the amount of Hourly Costs and Out-of-Pocket Costs incurred by or on behalf of Esperion in the performance of the Esperion Assistance in accordance with the budget agreed upon by the Parties. DS will pay to Esperion the undisputed amount of each such invoices within [***] days of DS’s receipt of the applicable invoice.

ii.As used in each of Section 2.1.2 (Overview) and Section 2.1.3 (Development in South Korea and Taiwan) (each renumbered after giving effect to the amendment set forth in Section 2.b.i herein), the term “Licensed Product” excludes any TC Product.

iii.The last two (2) sentences of Section 2.1.4 (Development Plans) (renumbered after giving effect to the amendment set forth in Section 2.b.i herein) are hereby deleted in its entirety and replaced with the following:

“The initial Development Plan (other than for South Korea and Taiwan) setting forth the Development activities to be undertaken by DS for Licensed Products that are not TC Products to obtain Regulatory Approval therefor in the Field in the DS Territory shall be provided by DS to Esperion within [***] months after the Effective Date. The initial Development Plan for South Korea and Taiwan setting forth the Pre-Approval Clinical Studies for Licensed Products that are not TC Products to be undertaken by Esperion shall be set forth in the Agreed Development Plan in accordance with Section 2.1.2 (Development in South Korea and Taiwan).”

iv.Section 2.1.6 (Development Costs) (renumbered after giving effect to the amendment set forth in Section 2.b.i herein) is hereby deleted in its entirety and replaced with the following:

2.1.6 Development Costs. DS shall be responsible for all costs and expenses incurred in connection with the Development of the Licensed Products in the Field in the DS Territory, except for [***].

c.Regulatory Matters.

i.As used in each of Section 3.1 (Responsibility for Regulatory Matters), Section 3.2 (Communications with Regulatory Authorities), Section 3.3 (Meetings with Regulatory Authorities), Section 3.5 (Submissions), and, after giving effect to the amendment set forth in Section 2.c.iv herein, Section 3.7 (Regulatory Documentation), Section 3.8 (Technology Transfer), and Section 3.9 (Supply of Stability Study Samples), and each of such Sections’ respective subsections, the term “Licensed Product” excludes any TC Product.

ii.The last sentence of Section 3.4 (Pricing and Reimbursement Approvals) is hereby deleted in its entirety and replaced with the following:

“Except with respect to a TC Product, Esperion shall reasonably cooperate with DS in connection therewith, including executing such documents as well as providing access to all necessary data in Esperion’s Control and not previously made available to DS, such as patient-level data, all Regulatory Documentation, publication plan and manuscripts under preparation, support with the necessary data-analyses (bio-statistical analyses), as may be necessary to confirm DS’s rights to prepare, submit, and obtain such Pricing Approvals for the Licensed Product in the DS Territory.”

iii.The last sentence of Section 3.7 (Regulatory Documentation), after giving effect to the amendment set forth in Section 2.c.iv herein), is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, within [***] days after the Effective Date, with respect to the eCTD for the Licensed Products other than the TC Products, Esperion shall provide to DS a copy of such eCTD (but for clarity not including portions included within the DMF) existing as of the Effective Date and thereafter Esperion shall provide a copy of the updated eCTD for the Licensed Products other than the TC Products following submission of the global cardiovascular outcomes trial (CVOT) data to the European Medicines Agency.”

iv.The following is hereby added as a new Section 3.6 and current Sections 3.6 (Regulatory Documentation), 3.7 (Technology Transfer), 3.8 (Supply of Stability Study Samples), 3.9 (Right of Reference), 3.10 (Pharmacovigilance), and 3.11 (Inspection) are renumbered as necessary.

3.6 TC Products Regulatory Matters.

(a) Responsibility for Regulatory Matters and Ownership of Regulatory Filings for TC Products. DS will be solely responsible, [***], for all regulatory matters involving the TC Products in each jurisdiction in the DS Territory (as determined on a regulatory jurisdiction by-regulatory jurisdiction basis), including [***]. DS will own all Regulatory Approvals and related Regulatory Documentation submitted to any Regulatory Authority for any TC Product in the DS Territory.

(b) Communications with Regulatory Authorities involving TC Products. DS will own and respond to all communications with each Regulatory Authority in the DS Territory involving the TC Products. Within [***] Business Days after receipt of any Material Communication from such Regulatory Authority involving any TC Product (including any in-person meeting such Regulatory Authority), DS will provide Esperion with a brief written description, in English, of the principal issues raised in such Material Communication with such Regulatory Authority. Upon Esperion’s reasonable request after receiving a notice from DS in accordance with the immediately preceding sentence, DS will translate such Material Communication and provide to Esperion complete copies of such correspondence or meeting minutes, as applicable, of any such translated Material Communication within a reasonable period of time.

(c) Submissions to Regulatory Authorities involving TC Products. As determined on a regulatory jurisdiction-byregulatory jurisdiction basis in the DS Territory, with respect to each TC Product, DS will own and control all submissions to Regulatory Authorities in the DS Territory involving the TC Products. With respect to each TC Product, DS will notify Esperion about each of the following events in the DS Territory: [***]. Without limiting the foregoing, DS will allow Esperion a reasonable opportunity to review and comment on all filings and other submissions to Regulatory Authorities or other Governmental Authorities in the DS Territory for a TC Product and for that purpose DS shall provide English versions of such filings and other submissions to Esperion in advance of submitting any such filings and other submissions (such as, but not limited to, [***]). DS will consider all comments timely provided by Esperion in connection therewith and accept such comments if reasonable; [***].

(d) Esperion Regulatory Assistance. DS will have the right to request reasonable support and assistance from Esperion in connection with developing answers to questions and advice sought by DS in connection with regulatory matters involving any TC Product in the DS Territory, including with respect to communications with and submissions to Regulatory Authorities. Following any such request by DS, Esperion agrees to use [***] to provide such reasonable regulatory support and assistance to DS. Promptly following the end of each [***] during which Esperion or any of its Affiliate have provided any such support or assistance to DS, Esperion will issue to DS an invoice for the amount of Hourly Costs and Out-of-Pocket Costs incurred by or on behalf of Esperion in the performance of such activities. DS will pay to Esperion the undisputed amount of each such invoices within [***] days of DS’s receipt of the applicable invoice.

d.Commercialization.

i.Section 4.1.3 (DS Commercial Diligence) is hereby deleted in its entirety and replaced with the following:

4.1.3. DS Commercial Diligence. DS will use [***] to Commercialize each Licensed Product that is not a TC Product in the Field in the DS Territory. DS shall conduct all Commercialization activities for each Licensed Product that is not a TC Product in accordance with the applicable DS Territory Commercialization Plan and in compliance with applicable Laws and this Agreement.

ii.The first two (2) sentences of Section 4.2.1 (Initial Commercialization Plan) are hereby deleted in their entirety and replaced with the following:

“DS shall deliver to the JCC an initial written plan setting forth a summary of the anticipated activities to be undertaken by or on behalf of DS in connection with the Commercialization of such Licensed Product in the DS Territory (each, a “DS Territory Commercialization Plan”), excluding any information relating to pricing or reimbursement submissions or pricing dossiers (including Pricing and Reimbursement Approvals): (a) with respect to a Licensed Product other than a TC Product, no later than [***] days prior to Launch of such Licensed Product, or (b) with respect to a TC Product, promptly following DS’s finalization of the DS Territory Commercialization Plan for such TC Product prior to Launch of such TC Product. Each DS Territory Commercialization Plan shall provide an outline of the Commercialization activities for each Licensed Product in the DS Territory, including [***].”

e.Manufacture and Supply.

i.Sections 5.1 (Licensed Products), 5.2 (Back-Up Manufacturing Right), 5.3 (Delivery Terms) and 5.4 (Quality Agreement) (and all subsections thereto) are hereby deleted in their entirety and replaced with the following:

5.1 Licensed Products other than TC Products. Esperion and DS are parties to that certain Manufacturing and Supply Agreement, dated and effective as of July 27, 2021 (the “DS Supply Agreement”) and (together with Daiichi Sankyo Europe GmbH) that certain Technology Transfer Agreement, dated and effective as of the effective date of the first amendment to this Agreement (the “Technology Transfer Agreement”), which, as between the Parties hereto, govern their respective rights and obligations with respect to the manufacture and supply of bulk drug product form of the Licensed Products (other than TC Products) for Commercialization in the DS Territory.

5.2 TC Products. DS will (a) have the exclusive right and responsibility to Manufacture and supply, [***], either itself or through a Third Party manufacturer, the TC Products for Development and Commercialization thereof by or on behalf of DS in the DS Territory under this Agreement, and (b) be responsible, [***], for supplying all quantities of the TC Products for use in the performance of activities as part of any Esperion Assistance, as may be applicable. In the event DS desires for Esperion to Manufacture or supply bulk drug product form of any TC Products, the Parties shall use [***] to negotiate a manufacturing and supply arrangement therefor.

f.JCC Responsibility.

i.As used in Section 6.1.1 (Overview), the term “Licensed Product” excludes any TC Product.

ii.Section 6.1.6 (JCC Responsibilities) is hereby deleted in its entirety and replaced with the following:

6.1.6. JCC Responsibilities. The JCC shall be limited to the following responsibilities in connection with this Agreement:

(a) discussing, reviewing and approving the Development Plans and amendments or modifications to the Development Plans for Licensed Products other than TC Products;

(b) discussing, reviewing and approving the Development of new formulations of Licensed Products other than TC Products;

(c) discussing and reviewing the implementation of the Development Plans for Licensed Products other than TC Products, and reviewing the status and results of such Development Plans;

(d) discussing, reviewing and approving Clinical Studies, including post-marketing studies proposed to be sponsored or supported (through supply of Licensed Products other than TC Products) by DS or Esperion (in respect of the Development Pre-Approval Clinical Studies in South Korea and Taiwan), as detailed in Section 2.1.3 (Development in South Korea and Taiwan)), of Licensed Products other than TC Products in the DS Territory, including the approval of the relevant study design or summary of the relevant protocol and related documentation;

(e) discussing and reviewing the status of Licensed Products other than TC Products, including material Development matters in the Esperion Territory and the DS Territory;

(f) discussing and reviewing the Global Branding Strategy;

(g) discussing and reviewing the DS Territory Commercialization Plans and amendment or modifications to the DS Territory Commercialization Plans;

(h) reviewing representative samples of DS Territory Promotional Materials developed for use in the DS Territory as provided in Section 4.3.2 (DS Advertising & Promotional Materials);

(i) discussing, reviewing and approving Trademarks for the DS Territory pursuant to Section 4.3.4 (Product Trademarks);

(j) reviewing a publication strategy pursuant to which the Parties may publish certain key results achieved in connection with this Agreement as provided in Section 7.2.1 (Publication);

(k) overseeing the JCC's subcommittees and ensuring effective participation in each such committee's operations by any of its members;

(l) addressing any other matters regarding the Development or Manufacturing of Licensed Products other than TC Products referred to the JCC by the terms of this Agreement; and

(m) performing such other activities as the Parties agree in writing shall be the responsibility of the JCC.

iii.Section 6.1.7(c) (Tie-Breaking) is hereby deleted in its entirety and replaced with the following:

(c) Tie-Breaking. If a dispute cannot be resolved under Section 6.1.7(b) (Escalation), then:

(i) the Chief Executive Officer of DS or his or her designee shall have the deciding vote if the dispute relates to (A) [***], or (B) [***], and

(ii) the Chief Executive Officer of Esperion shall have the deciding vote if the dispute relates to:

(A) [***],

(B) [***], and

(C) [***].

(iii) All matters within the JCC’s responsibilities that cannot be resolved under Section 6.1.7(b) (Escalation) that are not subject to a Party’s deciding vote pursuant to clause (i) or clause (ii) of this Section 6.1.7(c) (Tie-Breaking), shall be subject to the mutual agreement of both Parties and shall not be subject to arbitration or any other form of external dispute resolution.

For the avoidance of doubt: (a) all matters relating to the Development, Manufacturing and Commercialization of the Licensed Products other than TC Products or of the TC Products, in each case, in the Esperion Territory shall be decided by Esperion and shall not be subject to decision-making by the JCC, and (b) all matters relating to the Development, Manufacturing and Commercialization of the TC Products in the DS Territory shall be decided by DS and shall not be subject to decision-making by the JCC.

g.Licenses; Retained Rights.

i.Section 8.1.1 (Exclusive License Grant) is hereby deleted in its entirety and replaced with the following:

8.1.1. Exclusive License Grants. Subject to the terms and conditions of this Agreement, including Section 8.3 (Retained Rights), Esperion hereby grants to DS a non-transferable (except as provided in Section 14.1 (Assignment)), sublicensable (subject to Section 8.1.2 (DS Sublicense

Rights)), exclusive (even as to Esperion and its Affiliates, except as provided in Section 2.1.2 (Development in South Korea and Taiwan)) license under the Esperion Technology, Esperion’s interest in the Joint Technology, and Esperion Trademarks to: (a) (i) Develop and have Developed the Licensed Products other than TC Products in the Field in the DS Territory (but solely to the extent necessary for DS to conduct the Development activities set forth in the applicable Development Plan in accordance with Section 2.1.4 (Development Plans)), (ii) Commercialize the Licensed Products other than TC Products in the Field in the DS Territory and (iii) Manufacture and have Manufactured the Licensed Products other than TC Products anywhere in the world (excluding Japan) solely for the purpose of Commercializing such Licensed Products other than TC Products in the Field in the DS Territory, and (b) (i) Develop, Manufacture and Commercialize the TC Products in the Field in the DS Territory, (ii) Develop and have Developed the TC Products anywhere in the world (excluding Japan) solely for the purpose of obtaining Regulatory Approval of and Commercializing the TC Products in the Field in the DS Territory, and (iii) Manufacture and have Manufactured the TC Products anywhere in the world (excluding Japan) solely for the purposes of Developing the TC Products for Commercialization in the Field in the DS Territory and Commercializing the TC Products in the Field in the DS Territory. The licenses granted hereunder shall be royalty-bearing for the Royalty Term applicable to each Licensed Product in each country in the DS Territory, and, after the expiration of the Royalty Term applicable to such Licensed Product in such country, shall convert to a fully-paid perpetual license for such Licensed Product in such country.

ii.Section 8.4 (Retained Rights) is hereby deleted in its entirety and replaced with the following:

8.3. Retained Rights. For the avoidance of doubt, notwithstanding the provisions of Section 8.1 (Licensed Grants to DS) or any other provision of this Agreement, Esperion shall retain rights under the Esperion Patent Rights, Esperion Know-How, Joint Technology, Regulatory Documentation, Esperion Trademarks and Esperion house marks to: (a) perform its responsibilities under this Agreement, the DS Supply Agreement and the Technology Transfer Agreement, (b) without limiting the Parties’ obligations under Section 6 of the Technology Transfer Agreement, Manufacture, have Manufactured, supply and have supplied the Licensed Products other than TC Products in the DS Territory and DSE Territory solely for the purpose of Developing and Commercializing such Licensed Products other than TC Products in the Esperion Territory, (c) Develop and have Developed the TC Products in the DS Territory and DSE Territory solely for the purpose of obtaining Regulatory Approval of and Commercializing the TC Products in the Esperion Territory, and (d) Manufacture, have Manufactured, supply and have supplied the TC Products in the DS Territory and DSE Territory solely for the purpose of Developing and Commercializing the TC Products in the Esperion Territory.

h.TC Products Financial Terms.

i.Section 9.2 (Commercial Milestones) is hereby deleted in its entirety and replaced with the following:

9.2 Commercial Milestones. DS shall provide Esperion with written notice of the achievement by DS or any of its Related Parties of any commercial milestone event set forth below in this Section 9.2 (Commercial Milestones) within [***] days after the end of the Fiscal Quarter in which such event has occurred. Esperion shall invoice DS within [***] days of receipt of such written notice by DS, and DS shall remit the associated milestone payment within [***] days of the receipt of such invoice. The Parties acknowledge that more than one commercial milestone payment may become due and payable in any given Fiscal Year. Each commercial milestone payment set forth below shall be payable only once, regardless of the number of times a commercial milestone event is achieved.

Commercial Milestone Event	Commercial Milestone Payment (USD)
Upon the first achievement of Net Sales for a Fiscal Year of the Licensed Products (excluding Net Sales for any TC Products) in the DS Territory equal to or exceeding $[***]	$[***]
Upon the first achievement of Net Sales for a Fiscal Year of the Licensed Products (excluding Net Sales for any TC Products) in the DS Territory equal to or exceeding $[***]	$[***]
Upon the first achievement of Net Sales for a Fiscal Year of the Licensed Products (excluding Net Sales for any TC Products) in the DS Territory equal to or exceeding $[***]	$[***]
Upon the first achievement of Net Sales for a Fiscal Year of the Licensed Products (excluding Net Sales for any TC Products) in the DS Territory equal to or exceeding $[***]	$[***]
Upon the first achievement of Net Sales for a Fiscal Year of the Licensed Products (excluding Net Sales for any TC Products) in the DS Territory equal to or exceeding $[***]	$[***]

ii.Sections 9.3.1 (Royalty Rates) and 9.3.2 (Royalty Term) are hereby deleted in its entirety and replaced with the following:

9.3.1. Royalty Rates. Subject to the terms and conditions of this Agreement, DS shall pay to Esperion royalties on Net Sales of Licensed Products sold in the DS Territory for a given Fiscal Year by or on behalf of DS and its Related Parties during the Royalty Term for each Licensed Product at the applicable royalty rate set forth below:

Net Sales of Licensed Products for a given Fiscal Year in the DS Territory	Royalty (as a percentage of Net Sales)
Portion less than or equal to $[***]	5%
Portion greater than $[***] and less than or equal to $[***]	10%
Portion greater than $[***] and less than or equal to $[***]	15%
Portion greater than $[***]	20%

9.3.2. Royalty Term. The period during which the royalties set forth in Section 9.3.1 (Royalty Rates) shall be payable on a Licensed Product-by-Licensed Product and country-by-country basis shall commence upon the First Commercial Sale of such Licensed Product in such country and continue until the latest of (a) the expiration of the last Valid Claim of the Esperion Patent Rights that covers such Licensed Product in such country, (b) the expiration of Regulatory Exclusivity for such Licensed Product in such country, and (c) the [***] anniversary of the First Commercial Sale of such Licensed Product in such country (the “Royalty Term”). For the avoidance of doubt, from and after the expiration of the Royalty Term for a Licensed Product in a country of the DS Territory, [***].

i.Indemnification.

i.Clause (b) of Section 11.1 (General Indemnification by DS) is hereby deleted in its entirety and replaced with the following: “(b) the Development or

Commercialization of Licensed Products other than TC Products by or on behalf of DS or any of its Related Parties,”.

ii.The following are added as new clauses (c) and (d) to Section 11.1 (General Indemnification by DS): “(c) the Manufacture of Licensed Products other than TC Products by or on behalf of DS or any of its Related Parties, (d) the Development, Manufacture and Commercialization of TC Products by or on behalf of DS or any of its Related Parties,”.

iii.Clause (c) of Section 11.1 (General Indemnification by DS) is hereby renumbered as clause (e).

iv.Clause (b) of Section 11.2 (General Indemnification by Esperion) is hereby deleted in its entirety and replaced with the following: “(b) the Development or Commercialization of Licensed Products other than TC Products by or on behalf of Esperion or any of its Affiliates (excluding such conduct by DS, its Affiliates and its Sublicensee hereunder),”.

v.The following is added as new clause (c) to Section 11.2 (General Indemnification by Esperion): “(c) the Development, Manufacture and Commercialization of TC Products by or on behalf of Esperion or any of its Affiliates (excluding such conduct by DS, its Affiliates and its Sublicensee hereunder),”.

vi.Clause (c) of Section 11.2 (General Indemnification by Esperion) is hereby renumbered as clause (d).

j.TC Products Data Ownership.

i.Section 12.1.2 (Ownership) is hereby deleted in its entirety and replaced with the following:

12.1.2. Ownership.

(a) DS shall own the entire right, title and interest in and to all Know-How, scientific, technical, test, or other data or information pertaining to any TC Product that is generated by or on behalf of DS or any of its Affiliates or Sublicensees during the Term, or, as may be applicable, is generated by or on behalf of Esperion or any of its Affiliates or (sub)contractors in performing the Esperion Assistance, including research data, preclinical data, clinical pharmacology data, chemistry-manufacture-controls (CMC) data (including analytical and quality control data and stability data), pre-clinical data, clinical data, clinical study reports, any safety database pertaining to any TC Product and all data used in connection with submissions of any Regulatory Approval with respect to any TC Product (collectively, “TC Products Data”). Esperion shall assign and hereby does assign (and shall cause its Affiliates and (sub)contractors to assign) to DS all rights worldwide in and to any TC Products Data generated in the performance of any Esperion Assistance, as applicable, to effectuate the ownership thereof as set forth in this Section 12.1.2(a).

(b) DS shall own the entire right, title and interest in and to all inventions it Invents (i.e., solely by one or more employees of DS or its Affiliates (or a Third Party acting on any of their behalf)) during the Term, and, except as set forth in Section 12.1.2(a), Esperion shall own the entire right, title and interest in and to all inventions it Invents (i.e., solely by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf)) during the Term. The Parties shall jointly own the entire right, title and interest in and to all inventions they Invent jointly (i.e., by one or more employees of DS or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf)) during the Term.

k.Effect of Termination.

i.Section 13.4.2 (Disclosure of Certain Commercialization Related Information) is hereby deleted in its entirety and replaced with the following:

13.4.2. Disclosure of Certain Commercialization Related Information. DS will disclose and will transfer (or cause to be transferred) to Esperion copies of all material information pertaining to pricing and market access strategy and health economic study information, in each case, for each Licensed Product in the DS Territory or Terminated Country (as applicable) in the possession of DS or any of its Related Parties as of the date of such reversion that is necessary or useful for the continued Commercialization of such Licensed Product in the DS Territory or Terminated Country (as applicable);

ii.Section 13.4.6(a) (Transition Activities) is hereby deleted in its entirety and replaced with the following:

(a) The Parties wish to provide a mechanism to ensure that, in the event patients are being treated with any Licensed Product or are being given any Licensed Product in any ongoing Clinical Studies as of the date of such termination, such patients will continue to have access to such Licensed Product while the development, regulatory and commercial responsibilities, as applicable, for such Licensed Product are transitioned from DS to Esperion. As such, Esperion may request DS to perform transition activities that are necessary or useful to (1) transfer to Esperion or its designee all ongoing Clinical Studies of such Licensed Product or, if so instructed by Esperion, wind-down the conduct of any such ongoing Clinical Studies (subject to ethical obligations and requirements under applicable Laws), (2) transition DS’s and its Related Parties’ Commercialization activities (if any) to Esperion of such Licensed Product to minimize disruption to sales, (3) provide patients with continued access to such Licensed Product (if applicable), (4) enable Esperion (or Esperion’s designee) to assume and execute all responsibilities under all Regulatory Approvals for such Licensed Product and under all ongoing Clinical Studies of such Licensed Product (other than those designated by Esperion to be wound down), and (5) ensure long-term continuity of supply for such Licensed Product (collectively, the “Transition Activities”), but no longer than [***] year following the effective date of termination.

iii.Section 13.4.6(c) (Transition Activities) is hereby deleted in its entirety and replaced with the following:

(c) Esperion will pay DS’s internal costs to perform the Transition Activities, calculated using the same methodology as DS used to calculate such expenses for the applicable Licensed Product in its most recently audited financial statements prior to the termination date. In addition, Esperion will reimburse DS’s Out-of-Pocket costs to perform the Transition Activities. Except as set forth in Section 13.4.5 (Stock of Finished Drug Products), Esperion will own all revenue derived from any and all Licensed Products after the termination date and DS will remit all such revenues to Esperion no later than the [***] day following the end of the month in which such revenue was received.

3.No Other Changes. All other original terms and conditions of the LCA, except as specifically amended herein, will remain in full force and effect. To the extent there is a conflict between this Amendment and the LCA, the provisions of this Amendment will control.

4.Effectiveness. This Amendment will be effective as of the Amendment Effective Date.

5.Assignment. This Amendment may not be assigned, nor may any right or obligation hereunder be assigned, by either Party without the prior written consent of the other Party, except that either Party may assign this Amendment, and its rights and obligations hereunder, without the other Party’s prior written consent together with an assignment of the LCA in accordance with Section 14.1 (Assignment) of the LCA.

6.Miscellaneous. The provisions of Sections 14.2 (Governing Law), 14.3 (Jurisdiction), 14.4 (Entire Agreement; Amendment); 14.5 (Severability), 14.6 (Headings), 14.7 (Waiver of Rule of Construction), 14.8 (Interpretation) and 14.16 (Counterparts) of the LCA are hereby incorporated into this Amendment by reference and shall apply to this Amendment, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the Amendment Effective Date.

Esperion Therapeutics, Inc.	Daiichi Sankyo Company, Limited

By: /s/ Authorized Signatory	By: /s/ Authorized Signatory
Name: [***]	Name: [***]
Title: [***]	Title: [***]